EXHIBIT 99.1
                                                                   ------------

                              LETTER OF TRANSMITTAL

                                Offer to Exchange
                            11% Senior Notes due 2009
           that have been registered under the Securities Act of 1933 for any and all outstanding
                            11% Senior Notes due 2009
                                       of
                                  SBARRO, INC.

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________, 2000, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                  The Exchange Agent For The Exchange Offer Is:

                               FIRSTAR BANK, N.A.

     By Hand, Overnight Delivery or              Facsimile Transmissions
     Registered or Certified Mail:            (Eligible Institutions Only):
           Firstar Bank, N.A.                         (651) 229-6415
       Corporate Trust Department
   101 East Fifth Street, 12th Floor             To confirm by Telephone
       St. Paul, Minnesota 55101                 or for Information Call:
         Attn: Frank P. Leslie                        (651) 229-2600

                              ---------------------

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus dated _________, 2000, of Sbarro, Inc., a New York corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer to exchange (the "Exchange Offer") an aggregate principal amount of up to $255,000,000 of the Company's issued and outstanding 11% Senior Notes due 2009, (the "Original Notes") for the same aggregate principal amount of the Company's 11% Senior Notes due 2009 (the "Registered Notes") that have been registered under the Securities Act of 1933 (the "Securities Act"). As used in this Letter of Transmittal, the Prospectus, as the same may be amended or supplemented from time to time, is referred to as the "Prospectus."

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be completed by holders of Original Notes either if (a) Original Notes are to be forwarded herewith or (b) tenders of Original Notes are to be made by book-entry transfer to an account maintained by Firstar Bank, N.A. (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Original Notes" in the Prospectus.

         Holders of Original Notes whose certificates (the "Certificates") for such Original Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Original Notes" in the Prospectus.

         DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

--------------------------------------------------------------------------------
                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
--------------------------------------------------------------------------------


         The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

------------------------------------------------------- --------------------- --------------------- ---------------------
            DESCRIPTION OF ORIGINAL NOTES                        1                     2                     3
------------------------------------------------------- --------------------- --------------------- ---------------------
               Name(s) and Address(es)                                        Aggregate Principal   Principal Amount of
               of Registered Holder(s)                      Certificate         Amount Original        Original Notes
             (Please fill in, if blank)*                    Number(s)**              Notes              Tendered***
------------------------------------------------------- --------------------- --------------------- ---------------------
                                                        --------------------- --------------------- ---------------------

                                                        --------------------- --------------------- ---------------------

                                                        --------------------- --------------------- ---------------------

                                                        --------------------- --------------------- ---------------------

                                                        --------------------- --------------------- ---------------------

                                                        --------------------- --------------------- ---------------------

                                                        --------------------- --------------------- ---------------------

                                                        --------------------- --------------------- ---------------------

                                                        --------------------- --------------------- ---------------------
                                      TOTAL
-------------------------------------------------------------------------------------------------------------------------

* The name(s) and address(es) of the registered holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Notes. The Certificate number(s) and the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.
* Need not be completed if Original Notes are being tendered by book-entry transfer.
** Original Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. Unless otherwise indicated in this column, a holder will be deemed to have tendered all Original Notes represented by the Original Notes indicated in Column 2. See Instruction 4.
--------------------------------------------------------------------------------

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

|_| CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                  ---------------------------------------------
     Account Number
                   ------------------------------------------------------------
     Transaction Code Number
                            ---------------------------------------------------

|_| CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name of Registered Holder(s)
                                ------------------------------------------------
     Window Ticket Number (if any)
                                 -----------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery
                                                       -------------------------
     Name of Institution which Guaranteed Delivery
                                                  ------------------------------
     IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:
     Name of Tendering Institution
                                  ----------------------------------------------
     Account Number
                   -------------------------------------------------------------
     Transaction Code Number
                            ----------------------------------------------------

|_| CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

|_| CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER- DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, the above described aggregate principal amount of the Company's issued and outstanding 11% Senior Notes due 2009 (the "Original Notes") in exchange for a like aggregate principal amount of the Company's 11% Senior Notes due 2009 that have been registered under the Securities Act (the "Registered Notes") upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to the Original Notes that are being tendered herewith.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (1) deliver Certificates for Original Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Registered Notes to be issued in exchange for such Original Notes, (2) present Certificates for such Original Notes for transfer, and to transfer the Original Notes, on the books of the Company, and (3) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

         The undersigned is the registered owner of all the tendered Original Notes and the undersigned represents that it has received from each beneficial owner of the tendered Original Notes for which it holds Original Notes (collectively, the "Beneficial Owners") a duly completed and executed from of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The Registered Notes will bear interest at a rate of 11% per annum. Accordingly, registered holders of Registered Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the last interest payment date on which interest was paid on the Original Notes surrendered in exchange therefor or, if no interest has been paid, from September 28, 1999. Interest on the Exchange Notes will be payable semi-annually on March 15 and September 15 of each year.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Original Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the tender, exchange, assignment and transfer of the Original Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

         If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Original Notes" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Registered Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Registered Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Registered Notes to the undersigned at the address shown below the undersigned's signature.

         By tendering Original Notes and executing this Letter of Transmittal or effecting an Agent's Message in lieu thereof, the undersigned hereby represents and agrees that (1) neither the undersigned nor any Beneficial Owner of Original Notes participating in the Exchange Offer is an affiliate (within the meaning of Rule 405 under the Securities Act) of the Company, (2) neither the undersigned nor any Beneficial Owner of Original Notes participating in the Exchange Offer is engaged in, nor intends to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Registered Notes and
(3) the undersigned and each Beneficial Owner of Original Notes participating in the Exchange Offer is acquiring the Registered Notes in its ordinary course of their respective businesses.

         By tendering Original Notes and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, the undersigned hereby represents and agrees that if it or any Beneficial Owner of Original Notes participating is the Exchange Offer is a broker-dealer or if the undersigned or any Beneficial Owner of Original Notes is using the Exchange Offer to participate in a distribution of the Registered Notes, such person (1) could not under SEC policy as in effect on the date hereof rely on the position of the SEC enunciated in Morgan Stanley & Co. Incorporated (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC's letter to Shearman & Sterling (available July 2, 1993), and similar no-action letters and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction and that such a resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Registered Notes obtained by the undersigned or such Beneficial Owner in exchange for Original Notes acquired by the undersigned or such Beneficial Owner directly from the Company.

         The Company has agreed that the Prospectus may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Registered Notes received in exchange for Original Notes, where such Original Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending the earlier of 30 days after the date on which the registration statement containing the Prospectus was first declared effective by the SEC and the date on which such broker-dealer is no longer required to deliver a Prospectus in connection with market making or other trading activities, subject to extension under certain limited circumstances described in the Prospectus (the "Delivery Period"), or, if earlier, when all such Registered Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Original Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Original Notes and executing this Letter of Transmittal, agrees that, upon receipt of any notice from the Company of the existence of any fact or the happening of any event that makes any statement of a material fact made in the registration statement of which the Prospectus is a part (the "Registration Statement"), the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue in any material respect, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading in any material respect, such Participating Broker-Dealer will forthwith discontinue disposition of Registered Notes until such Participating Broker-Dealer's receipt of the copies of a supplemented or amended Prospectus that does not contain any untrue statement of a material fact or omit to state any material fact that is necessary to make the statements therein not misleading or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Participating Broker-Dealer will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Participating Broker-Dealer's possession, of the Prospectus that was being used at the time of receipt of such notice. In the event the Company shall give any such notice, the Delivery Period shall be extended by the number of days during the period from and including the date of the giving of such notice of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue in any material respect, or that requires the making of any additions to or changes in the registration statement of which the Prospectus is a part or the Prospectus in order to make the statements therein not misleading in any material respect to and including the date when each Participating Broker-Dealer shall have received the copies of such supplemented or amended Prospectus or shall have received advice from the Company that the use of the Prospectus may be resumed.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                SPECIAL ISSUANCE INSTRUCTIONS
                         HOLDER(S) SIGN HERE                                  (See Instructions 1, 2, 5 and 6)
                    (SEE INSTRUCTIONS 2,5 AND 6)
           (PLEASE COMPLETE SUBSTITUTE FORM W-9                       To be completed ONLY if the Registered Notes or Original
                            ON PAGE_____)                             Notes not tendered are to be issued in the name of someone
               (NOTE: SIGNATURE(S) MUST BE GUARANTEED                 other than the registered holder of the Original Notes whose
                   IF REQUIRED BY INSTRUCTION 2)                      name(s) appear(s) above.

                                                                      Issue
Must be signed by registered holder(s) exactly as name(s)
appear(s) on Certificate(s) for the Original Notes hereby             |_|  Original Notes not tendered to:
tendered or by any person(s) authorized to become the registered
holder(s) by endorsements and documents transmitted herewith          |_|  Registered Notes, to:
(including such opinions of counsel, certifications and other
information as may be required by the Company for the Original        Name(s)
Notes to comply with the restrictions on transfer applicable to              ------------------------------------------------------
the Original Notes). If signature is by an attorney-in-fact,          Address
executor, administrator, trustee, guardian, officer of a                     ------------------------------------------------------
corporation or another acting in a fiduciary capacity or
representative capacity, please set forth the signer's full           -------------------------------------------------------------
title. See Instruction 5.                                                                  (Include Zip Code)

-------------------------------------------------------------         -------------------------------------------------------------
-------------------------------------------------------------                        Area Code and Telephone Number
               (Signature(s) Of Holder(s))
                                                                      -------------------------------------------------------------
Date                                                                      (Tax Identification Or Social Security Number(s))
     --------------------------------------------------------
Name(s)
      -------------------------------------------------------
                      (Please Print)                                                  SPECIAL DELIVERY INSTRUCTIONS
Capacity (full title)                                                                (SEE INSTRUCTIONS 1, 2, 5 AND 6)
                     ----------------------------------------
Address:                                                             To be completed ONLY if Registered Notes or Original Notes
        -----------------------------------------------------        not tendered are to be sent to someone other than the
                                                                     registered holder of the Original Notes whose name(s)
                                                                     appear(s) above, or such registered holder(s) at an address
-------------------------------------------------------------        other than that shown above.
                     (Include Zip Code)

-------------------------------------------------------------         Mail
               Area Code and Telephone Number                         |_|  Original Notes not tendered to:
                                                                      |_|  Registered Notes, to:

-------------------------------------------------------------         Name(s)
    (Tax Identification Or Social Security Number(s))                        ------------------------------------------------------
                                                                      Address
                                                                             ------------------------------------------------------
                   GUARANTEE OF SIGNATURE(S)
                  (SEE INSTRUCTIONS 2 AND 5)                          -------------------------------------------------------------
                                                                                           (Include Zip Code)
-------------------------------------------------------------
                     (Authorized Signature)                           -------------------------------------------------------------
Date:                                                                                Area Code and Telephone Number
      -------------------------------------------------------

Name of Firm                                                          -------------------------------------------------------------
            -------------------------------------------------             (Tax Identification Or Social Security Number(s))
Capacity (full title)
                     ----------------------------------------
Address
       ------------------------------------------------------

-------------------------------------------------------------
                     (Include Zip Code)

-------------------------------------------------------------
               Area Code and Telephone Number


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

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Original Notes" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

         ANY BENEFICIAL OWNER OF TENDERED ORIGINAL NOTES WHO IS NOT THE REGISTERED HOLDER MUST ARRANGE PROMPTLY WITH THE REGISTERED HOLDER TO EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL ON ITS BEHALF THROUGH THE EXECUTION AND DELIVERY TO THE REGISTERED HOLDER OF THE INSTRUCTIONS OF REGISTERED HOLDER AND/OR BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM BENEFICIAL OWNER FORM ACCOMPANYING THIS LETTER OF TRANSMITTAL.

         Holders who wish to tender their Original Notes and (1) whose Original Notes are not immediately available or (2) who cannot deliver their Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (3) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Original Notes" in the Prospectus. Pursuant to those procedures: (1) a tender must be made by or through an Eligible Institution (as defined below); (2) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (3) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Original Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Original Notes" in the Prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (1) a bank; (2) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (3) a credit union;
(4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR

OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

                  (1) this Letter of Transmittal is signed by the registered holder of Original Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

                  (2) such Original Notes are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Original Notes" is inadequate, the Certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Original Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Original Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Original Notes which are to be tendered in the box entitled "Principal Amount of Original Notes Tendered." In such case, new Certificate(s) for the remainder of the Original Notes that were evidenced by your old Certificate(s) will be sent to the registered holder of the Original Notes promptly after the Expiration Date unless special issuance or special delivery instructions are given. See Instruction 6. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, the aggregate principal amount of Original Notes to be withdrawn, and (if Certificates for Original Notes have been tendered) the name of the registered holder of the Original Notes as set forth on the Certificate for the Original Notes, if different from that of the person who tendered such Original Notes. If Certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Original Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Notes tendered for the account of an Eligible Institution. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Original Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic or facsimile transmission. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Original Notes."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. None of the Company or any affiliates or assigns of the Company or the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities or incur any liability for failure to give any such notification. Any Original Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

         If any tendered Original Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority so to act.

         When this Letter of Transmittal is signed by the registered owner(s) of the Original Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Registered Notes are to be issued in the name of a person other than the registered holder(s).

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on the Letter of Transmittal and such Certificates or bond powers must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Registered Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Registered Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

         7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange

Offer set forth in the Prospectus under "The Exchange Offer -- Conditions of the Exchange Offer" or any conditions or irregularity in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company or any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent.

         9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Original Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Original Notes exchanged pursuant to the Exchange Offer may be subject to 31 % backup withholding.

         The box "Awaiting TIN" in Part 1 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If that box is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid back-up withholding. Notwithstanding that the box "Awaiting TIN" in Part 1 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes. If the Original Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" in Part 2 to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

         10. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchanges.

         11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Original Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been completed.

         12. SECURITY TRANSFER TAXES. Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Registered Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.


                                 TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
                                                (See Instruction 9)

                                         PAYOR'S NAME: FIRSTAR BANK, N.A.
----------------------------------------- --------------------------------------- ---------------------------------------
               SUBSTITUTE
                FORM W-9
  DEPARTMENT OF THE TREASURY INTERNAL                                                 TIN:__________________________
            REVENUE SERVICE               PART 1 - PLEASE PROVIDE YOUR TIN ON             Social Security Number
                                          THE LINE AT RIGHT AND CERTIFY BY                          OR
                                          SIGNING AND DATING BELOW                    Employer Identification Number
      PAYOR'S REQUEST FOR TAXPAYER
         IDENTIFICATION NUMBER                                                               Awaiting TIN |_|
       ("TIN") AND CERTIFICATION
----------------------------------------- -------------------------------------------------------------------------------
                                          PART 2 -- For Payees exempt from
                                          backup withholding, see the enclosed
                                          Guidelines and complete as instructed
                                          therein.
----------------------------------------- -------------------------------------------------------------------------------
                                          CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:


                                          (1)   The number shown on this form is
                                                my correct taxpayer
                                                identification number (or I am
                                                waiting for a number to be
                                                issued to me),
                                          (2)   I am not subject to backup
                                                withholding either because (a) I
                                                am exempt from backup
                                                withholding, (b) I have not been
                                                notified by the Internal Revenue
                                                Service ("IRS") that I am
                                                subject to backup withholding as
                                                a result of a failure to report
                                                all interest or dividends, or
                                                (c) the IRS has notified me that
                                                I am no longer subject to backup
                                                withholding, and
                                          (3)   All other information provided on
                                                this form is true and correct

                                          SIGNATURE___________________________________ DATE______________________
----------------------------------------- -------------------------------------------------------------------------------

         You must cross out item (2) in the Certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
             MARKED "AWAITING TIN" IN PART 1 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me on account of the Exchange Offer will be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding, and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.



--------------------------------------------         ---------------------------
                        Signature                              Date

--------------------------------------------------------------------------------